TBS International Announces Revised Rights Offering Record Date

DUBLIN, IRELAND – April 27, 2011 – TBS International plc (NASDAQ: TBSI) (the "Company") announced today that the revised record date for its rights offering will be Saturday, May 7, 2011.  The Company has filed a registration statement with the Securities and Exchange Commission under which it expects to conduct an offering of subscription rights that will enable all holders of the Company’s ordinary shares at the close of business on the record date to purchase Series A preference shares of the Company.  You must be a holder of ordinary shares on the record date in order to participate in the rights offering.  We expect that the initial conversion rate at which Series A preference shares will be convertible into Class A ordinary shares will be determined on the record date with reference to the recent trading prices of the Class A ordinary shares at that time.

A registration statement relating to the subscription rights and the Series A preference shares of the Company has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  A written prospectus for the subscription rights offering may be obtained by contacting Phoenix Advisory Partners, the information agent for the rights offering, toll-free at (800) 576-4314.

Forward-Looking Statements "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations.

Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this press release are the following:
•	the effects of severe and rapid declines in industry conditions that have required the Company to restructure its outstanding indebtedness;
•	the Company's ability to maintain financial ratios and comply with the financial covenants in its credit facilities;
•	the Company's ability to effectively operate its business and manage its growth while complying with operating covenants in its credit facilities;
•	the Company's ability to generate the significant amounts of cash necessary to service its debt obligations;
•	very high volatility in the Company's revenues and costs, including volatility caused by increasing oil prices;
•	excess supplies of dry bulk vessels in all classes and resulting heavy pressure on freight rates;
•	adverse weather conditions that may significantly decrease the volume of many dry bulk cargoes;
•	the stability and continued growth of the Asian and Latin American economies and rising inflation in China;
•	the Company's vessels exceeding their economic useful life and the risks associated with operating older vessels;
•	the Company's ability to grow its vessel fleet and effectively manage its growth;
•	impairments of the Company's long lived assets or goodwill;
•	compliance with environmental laws and regulations and the implementation of new environmental laws and regulations; and
•	other factors that are described in the "Risk Factors" sections of the Company's reports filed with the Securities and Exchange Commission;

About TBS International plc:
TBS provides worldwide shipping solutions to a diverse client base of industrial shippers through its Five Star Service: ocean transportation, projects, operations, port services, and strategic planning. The TBS shipping network operates liner, parcel and dry bulk services, supported by a fleet of multipurpose tweendeckers and handysize/ handymax bulk carriers, including specialized heavy-lift vessels and newbuild tonnage. TBS has developed its franchise around key trade routes between Latin America and China, Japan and South Korea, as well as select ports in North America, Africa, the Caribbean and the Middle East.  Visit our website at www.tbsship.com

For more information, please contact:
     Ferdinand V. Lepere
     Senior Executive Vice President and Chief Financial Officer
     TBS International plc
     Tel. 914-961-1000
     InvestorRequest@tbsship.com